SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


                             SOUTHTRUST VULCAN FUNDS
(Name of Registrant as Specified In Its Charter)


                               FEDERATED INVESTORS
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[XX]  No filing fee required.
[     ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------


                             SOUTHTRUST VULCAN FUNDS

                     TREASURY OBLIGATIONS MONEY MARKET FUND
                                    BOND FUND
                                   STOCK FUND
                                   INCOME FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 20, 1998



      A Special Meeting of the shareholders of the Treasury Obligations Money Market Fund, Bond Fund, Stock Fund and Income Fund, portfolios of SouthTrust Vulcan Funds (the "Trust"), has been called and will be held at Federated Investors Tower, 19th Floor, Pittsburgh, Pennsylvania 15222-3779, on March 20, 1998, at 2:00 p.m. (Eastern Time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the Special Meeting is to consider and vote on the following matters with respect to each portfolio of the Trust:

      To elect two (2) Trustees of the Trust, each to hold office for the term indicated and until his successor has been elected and qualified; and

      Such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Trustees have fixed February 9, 1998, as the record date for determination of shareholders entitled to vote at the meeting.


                                    By Order of the Board of Trustees

                                    C. Todd Gibson
                                    Assistant Secretary


February 17, 1998


-------------------------------------------------------------------------------
          PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
                        TO AVOID ADDITIONAL EXPENSE.

     You can help the Trust avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to attend the meeting, please mark, sign, date and return the enclosed Proxy so that the necessary quorum may be represented at the Special Meeting. The enclosed envelope requires no postage if mailed in the United States.
-------------------------------------------------------------------------------

                             SOUTHTRUST VULCAN FUNDS

                     TREASURY OBLIGATIONS MONEY MARKET FUND
                                    BOND FUND
                                   STOCK FUND
                                   INCOME FUND

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010


                                 PROXY STATEMENT


      The enclosed proxy is solicited on behalf of the Board of Trustees ("Board" or "Trustees") of SouthTrust Vulcan Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated March 4, 1992. The Trust consists of four portfolios: Treasury Obligations Money Market Fund, Bond Fund, Stock Fund and Income Fund. Each portfolio of the Trust will be referred to individually as a "Fund" or collectively as the "Funds." The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the Special Meeting of shareholders to be held on March 20, 1998, at 2:00 p.m. (Eastern Time) (the "Special Meeting").

      Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, of SouthTrust Bank, N.A. (the Trust's investment adviser), of Federated Shareholder Services Company (the Trust's transfer agent), or Federated Services Company (the Trust's administrator). In the event that the shareholder signs, dates and returns the proxy ballot but does not indicate a choice as to the items on the proxy card, the proxy attorneys will vote those shares in favor of the proposals. The cost of preparing and mailing the notice of meeting, proxy cards, this proxy statement and any additional proxy materials has been or will be borne by the Trust.

      On February 9, 1998, the following Funds of the Trust had outstanding the following number of shares of beneficial interest, respectively (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:

      Trust
      Treasury Obligations Money Market Fund          511,189,174 Shares
      Bond Fund                                       10,304,977 Shares
      Stock Fund                                      21,085,993 Shares
      Income Fund                                     3,910,867 Shares

      Only shareholders of record at the close of business on February 9, 1998, will be entitled to notice of, and to vote at, the Special Meeting. Shares may be represented in person or by proxy. The Trustees propose to mail this proxy statement, the enclosed notice of meeting and proxy card on or about February 17, 1998.

      The Funds' combined annual report, which includes audited financial statements for each Fund for the fiscal year ended April 30, 1997, and the combined semi-annual report, which includes unaudited financial statements for each Fund for the period ended October 31, 1997, have been previously mailed to shareholders. If you have not received these reports, or would like to receive additional copies, free of charge, please write the Trust at the address above or call the Trust at 1-800-843-8618.

Quorum and Voting Requirements

      For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of a majority of Shares entitled to vote, will constitute a quorum for the transaction of business. The election of Trustees for the Trust will be determined on the basis of a plurality of the votes cast at the Special Meeting. The affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Management knows of no other matters which will be presented at the Special Meeting. Shares of all the Funds comprising the Trust will be counted as a single group of Shares for purposes of determining the presence of a quorum and the requisite vote for the election of the Trust's Trustees.

                          ELECTION OF BOARD OF TRUSTEES

      The Trust is managed by a Board of Trustees. The Board currently consists of four Trustees ("Present Board"), each of whom has served in that capacity continuously since the Trust's inception, except for Mr. Thomas Grady who was nominated and approved by the Board on March 6, 1996. It is proposed that Mr. Grady and a proposed new Trustee, Billy L. Harbert, Jr., be elected by shareholders. Messrs. Grady and Harbert are collectively referred to as the "Nominees."

      The Present Board is currently serving as Trustees and will continue to serve in their present capacities until the results of the shareholder vote at the Special Meeting are certified and recorded. In the event that the shareholders do not elect the Nominees at the Special Meeting, the Present Board will continue to serve in their capacities, and will consider what action, if any, should be taken.

      At the Special Meeting, votes will be taken on the election of the Nominees to serve as Trustees of the Trust to hold office until the election and qualification of their successors. None of the Nominees is related to one another. Each Nominee has consented to serve if elected at the Special Meeting. Each Trustee serves until the election or qualification of his successor, or until his resignation, removal, or death.

                                  THE NOMINEES

      The persons named as proxies intend to vote in favor of the election of the Nominees to the Board. The Nominees for election as Trustees are listed below with their ages as of December 31, 1997, present positions with the Trust, and principal occupations for the past five years. None of the Nominees is affiliated with SouthTrust Bank, N.A. (the Trust's investment adviser and custodian), SouthTrust Corporation (the parent company of SouthTrust Bank), or Federated Investors and its subsidiaries: Edgewood Services, Inc., Federated Services Company, and Federated Shareholder Services Company (the Trust's distributor, administrator, portfolio accountant and transfer agent, respectively). The address of Federated Investors and its subsidiaries is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

  Name, Age and Current             Principal Occupation
          Position  with  the
Trust

Trustees Standing for
Election

Thomas Grady*                   Partner of the law firm of Williams,  Boger,  Grady,
Age:  56                        Davis and  Tuttle,  P.A.,  Chairman  of the Board of
                                Pheiffer University, Member of Cannon Foundation.
Billy       L.                  Vice   President   in   charge   of    international
Harbert, Jr.*                   operations,      Bill     Harbert      International
    Age: 32                     Construction, Inc.

Previously Elected
Trustees

William O. Vann*                Chairman and Chief Executive Officer, Young & Vann
Age:  56                        Supply Co. (since 1987); Partner, B&B Investments;
Trustee  and  Chairman  of the  Trustee, Past Chairman, The Children's Hospital of
Board                           Alabama.

Charles G. Brown, III           President, Tubular Products Company (since 1985);
Age:  44                        and Managing Partner, Red Hollow Partnership.
Trustee

Russell W. Chambliss            President (since 1989), Executive Vice President
Age:  46                        (1988), and Vice President of Sales and Marketing
Trustee                         (1984-1988), Mason Corporation.


*Trustee is deemed an "interested person," as defined in the 1940 Act, of the Trust, because they are each a shareholder of SouthTrust Corporation.

      The Nominees own in the aggregate less than 1% of each Trust's outstanding Shares.

      The Present Board is comprised of four Trustees, two of whom are deemed to be an "interested person" of the Trust as defined in the 1940 Act. If the Nominees are elected, the Trust's Board will be comprised of two non-interested Trustees and three interested Trustees. The Present Board met four times during the current fiscal year ended April 30, 1997, and all of the present Trustees attended at least 75% of such Board meetings. It is anticipated that the Nominees, upon being elected to the Board, will meet at least four times a year at regularly scheduled meetings.

      The Trust does not have standing audit, compensation or nominating committees since the functions are performed by the Board. However, pursuant to
Section 16 under the Investment Company Act of 1940, the selection and nomination of non-interested Trustees are committed to the discretion of such Trustees.

      If any Nominee for election as Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies may be cast for a substitute candidate by the proxies named therein, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a non-interested Trustee shall be nominated by the Present Board's non-interested members. The Present Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

Executive Officers

      The executive officers of the Trust are elected annually by the Board. Each officer holds office at the Board's pleasure and until qualification of his successor or until his earlier resignation, removal, or death. The names, addresses and ages as of December 31, 1997, of the executive officers of the Trust who are not listed as a Trustee and their principal occupations during the past five years are as follows:

  Name, Age and Current         Principal Occupation and/or Relation
       Position   with   the    to Federated Investors or any of its Subsidiaries
Company

Edward C. Gonzales*             Vice President, Treasurer, and Trustee, Federated
Age:  67                        Investors; Vice President, Federated Advisers,
President and Treasurer         Federated Management, Federated Research, Federated
                                Research Corp., Federated Global Research Corp.
                                and Passport Research, Ltd.; Executive Vice
                                President and Director, Federated Securities
                                Corp.; Trustee, Federated Services Company;
                                Chairman, Treasurer, and Trustee, Federated
                                Administrative Services; Trustee or Director of
                                certain investment companies distributed,
                                organized, or advised by Federated Investors and
                                its affiliates ("Federated Funds"); Executive
                                Vice President, President, or Trustee of the
                                Federated Funds.

C. Christine Thomson            Vice  President  and  Director of  Proprietary  Fund
Age:  40                        Management,  Federated Administrative Services; Vice
Vice  President  and Assistant  President  and  Assistant  Treasurer  of other funds
Treasurer                       distributed by Federated Securities Corp.

Peter J. Germain                Senior Vice President and Managing Director,  Mutual
Age:  38                        Fund Services Division,  Federated Services Company;
Secretary                       formerly,   Senior  Corporate   Counsel,   Federated
                                Investors.

      None of the executive officers was selected as such pursuant to any agreements nor has any executive officer entered into an employment contract or other compensatory agreement with the Trust.

      The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees, and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

Trustees' Compensation Table

                       AGGREGATE
NAME ,               COMPENSATION
POSITION WITH            FROM
THE TRUST             THE TRUST*#

William O. Vann
Chairman and Trustee    $ 8,000


Charles G. Brown, III
Trustee                     $7,000

Russell W. Chambliss
Trustee                     $ 8,000

Thomas Grady            $7,000
Trustee

*    Information is estimated for the fiscal year ending April 30, 1997.
# The aggregate compensation is provided for the Trust which is comprised of four portfolios.


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      Although the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the proxies named therein, or their substitutes, present and acting at the Special Meeting.

      If, at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal has not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. All such adjournments will require a plurality vote of the Shares of the Trust present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such adjournment, will vote those proxies required to be voted against the proposal, against any such adjournment, and will abstain from voting those proxies which are required to abstain from voting on such proposal.

      The following list indicates the beneficial ownership of the only shareholders who, to the best knowledge of the Trust, is the beneficial owner of more than 5% of the outstanding Shares of the noted Fund as of February 9, 1998:

Treasury Obligations Money Market Fund

Lynspen & Co., Birmingham, Alabama, owned approximately 484,211,754 Shares (94.73%).

Bond Fund

Lynspen & Co., Birmingham, Alabama, owned approximately 9,741,958 Shares
(94.54%).

Stock Fund

Lynspen & Co., Birmingham, Alabama, owned approximately 19,794,914 Shares (93.87%).

Income Fund

Lynspen & Co., Birmingham, Alabama, owned approximately 3,708,512 Shares
(94.83%).

      If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                          By Order of the Board of Trustees


                                          C. Todd Gibson
                                          Assistant Secretary


February 17, 1998
G01142-03


[LOGO]
                                [Account Number]
            SOUTHTRUST VULCAN TREASURY OBLIGATIONS MONEY MARKET FUND

            Proxy for Special Meeting of Shareholders March 20, 1998


      The undersigned hereby appoints Peter J. Germain, C. Todd Gibson, Patricia
F. Conner, Leanne C. O'Brien and Cristina M. Rice as proxies to vote and act at the Special Meeting of Shareholders of the SouthTrust Vulcan Treasury Obligations Money Market Fund (the "Fund"), a portfolio of SouthTrust Vulcan Funds, to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. on March 20, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
   KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
SOUTHTRUST VULCAN TREASURY OBLIGATIONS MONEY MARKET FUND

Election of Trustees                   ___ FOR all nominees

(1)  T. Grady, B. Harbert, Jr.         ___ Withheld authority for all nominees

                                       ___ To withhold authority to vote, mark
                                           "For All Nominees Except" and write
                                           the nominee's name on the line below.

                                       -----------------------------------------



x                                         x________________________     _______
Signature (Sign here exactly as name(s) appear above.)
Signature (Joint Owners)                     Date

[LOGO]
                                [Account Number]
                           SOUTHTRUST VULCAN BOND FUND

            Proxy for Special Meeting of Shareholders March 20, 1998


      The undersigned hereby appoints Peter J. Germain, C. Todd Gibson, Patricia
F. Conner, Leanne C. O'Brien and Cristina M. Rice as proxies to vote and act at the Special Meeting of Shareholders of the SouthTrust Vulcan Bond Fund (the "Fund"), a portfolio of SouthTrust Vulcan Funds, to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. on March 20, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
SOUTHTRUST VULCAN BOND FUND

Election of Trustees                   ___ FOR all nominees

(1)  T. Grady, B. Harbert, Jr.         ___ Withheld authority for all nominees

                                       ___ To withhold authority to vote, mark
                                           "For All Nominees Except" and write
                                           the nominee's name on the line
                                           below.

                                       -----------------------------------------



x                                         x________________________     _______
Signature (Sign here exactly as name(s) appear above.) Signature (Joint Owners)
                                                       Date

[LOGO]
                                [Account Number]
                          SOUTHTRUST VULCAN STOCK FUND

            Proxy for Special Meeting of Shareholders March 20, 1998


      The undersigned hereby appoints Peter J. Germain, C. Todd Gibson, Patricia
F. Conner, Leanne C. O'Brien and Cristina M. Rice as proxies to vote and act at the Special Meeting of Shareholders of the SouthTrust Vulcan Stock Fund (the "Fund"), a portfolio of SouthTrust Vulcan Funds, to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. on March 20, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
SOUTHTRUST VULCAN STOCK FUND

Election of Trustees                   ___ FOR all nominees

(1)  T. Grady, B. Harbert, Jr.         ___ Withheld authority for all nominees

                                       ___ To withhold authority to vote, mark
                                           "For All Nominees Except" and write
                                           the nominee's name on the line below.

                                       -----------------------------------------



x                                         x________________________     _______
Signature (Sign here exactly as name(s) appear above.) Signature (Joint Owners)
                                                         Date

[LOGO]
                                [Account Number]
                          SOUTHTRUST VULCAN INCOME FUND

            Proxy for Special Meeting of Shareholders March 20, 1998


      The undersigned hereby appoints Peter J. Germain, C. Todd Gibson, Patricia
F. Conner, Leanne C. O'Brien and Cristina M. Rice as proxies to vote and act at the Special Meeting of Shareholders of the SouthTrust Vulcan Income Fund (the "Fund"), a portfolio of SouthTrust Vulcan Funds, to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. on March 20, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
 KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
SOUTHTRUST VULCAN INCOME FUND

Election of Trustees                   ___ FOR all nominees

(1)  T. Grady, B. Harbert, Jr.         ___ Withheld authority for all nominees

                                       ___ To withhold authority to vote, mark
                                          "For All Nominees Except" and write
                                          the nominee's name on the line below.

                                       ----------------------------------------



x                                         x________________________     _______
Signature (Sign here exactly as name(s) appear above.)  Signature (Joint Owners)
                                                         Date